UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SINO-GLOBAL SHIPPING AMERICA, LTD.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sino-Global Shipping America, Ltd.
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

June 7, 2019, at 10:00 a.m., Eastern Time

To the shareholders of Sino-Global Shipping America, Ltd.:

The Annual Meeting of Shareholders of Sino-Global Shipping America, Ltd. (the “Company”) for the fiscal year ended June 30, 2018 will be held on June 7, 2019, at 10:00 a.m., Eastern Time, at the offices of Pryor Cashman LLP, located at 7 Times Square, New York, New York 10036.

The accompanying Notice of Annual Meeting and Proxy Statement, which you are urged to read carefully, provides important information regarding the business to be conducted at the annual meeting.

You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope or vote by telephone or Internet, whether or not you plan to attend the annual meeting. If you attend the meeting, you may vote in person even if you have previously submitted a proxy card. Regardless of the number of shares you own or whether you plan to attend the annual meeting, it is important that your shares be represented and voted. If you hold your shares in “street name” (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction form that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope or review the instructions in the materials forwarded by your broker, bank or other nominee regarding the option to vote on the Internet or by telephone. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another shareholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in “street name” and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership.

On behalf of the Board of Directors, I thank you for your support and continued interest in Sino-Global.

Sincerely,

/s/ Lei Cao

Mr. Lei Cao

CHAIRMAN OF THE BOARD OF DIRECTORS OF
SINO-GLOBAL SHIPPING AMERICA, LTD.

This Notice and the Proxy Statement are first being mailed to shareholders on or about April 26, 2019.

Sino-Global Shipping America, Ltd.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 7, 2019

Date and Time	June 7, 2019, at 10:00 a.m., Eastern Time
Place	Pryor Cashman LLP located at 7 Times Square, New York, New York 10036
Items of Business

(1) To elect the Class III nominee named in the attached proxy statement to serve on the Board of Directors until the 2022 annual meeting of shareholders or until his successor is duly elected and qualified;

(2) To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2019;

(3) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

(4) To transact any other business properly coming before the meeting.
Record Date	You can vote if, at the close of business on April 8, 2019 (the “Record Date”), you were a holder of record of our common stock.
Proxy Voting	All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed proxy card or by telephone or Internet, or if you hold your shares in street name using the voting instruction form provided by your broker, bank or nominee, or by accessing the website or toll-free number indicated on the voting instructions accompanying your proxy card to vote via the Internet or phone.

The Board of Directors unanimously recommends that you vote to:

●	elect the Class III nominee named in the attached proxy statement;

●	ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2019; and

●	approve the compensation of the Company’s named executive officers as disclosed in this proxy statement.

We are furnishing proxy materials to our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet or by telephone.

By Order of the Board of Directors,

/s/ Lei Cao

Mr. Lei Cao

CHAIRMAN OF THE BOARD OF DIRECTORS OF
SINO-GLOBAL SHIPPING AMERICA, LTD.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words “anticipate,” “estimate,” “project,” “intend,” “expect,” “plan,” “believe,” “should,” “likely” and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

These forward-looking statements, including statements relating to our future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting our best judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2018 filed with the SEC on September 28, 2018 and our subsequently filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption “Risk Factors” in such filings.

As used in this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “Sino-Global” refer to Sino-Global Shipping America Ltd and our subsidiaries and affiliates, unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2019 ANNUAL MEETING OF SHAREHOLDERS

Why am I receiving these materials?

The Board of Directors of Sino-Global Shipping America Ltd., or our Board of Directors, is providing these proxy materials to you in connection with our 2019 annual meeting of common shareholders, which will take place on Friday, June 7, 2019. Our common shareholders are invited to attend the annual meeting and are entitled to and requested to vote on the proposals described in the attached proxy statement.

What information is contained in the attached proxy statement?

The information included in the attached proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, information including compensation concerning directors and our most highly paid executive officers, and certain other required information.

What am I voting on at the annual meeting?

You will be voting on the following proposals:

(1) To elect one Class III nominee named in the attached proxy statement to serve on the Board of Directors until the 2022 annual meeting of shareholders or until his successor is duly elected and qualified;

(2) To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019;

(3) To vote on an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

(4) To transact any other business properly coming before the meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote your shares of common stock:

(1) “FOR” the Class III nominee named in the attached proxy statement to serve on the Board of Directors;

(2) “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019; and

(3) “FOR” an advisory, nonbinding resolution to approve the compensation of the Company’s named executive officers.

What shares can I vote?

You may vote shares of our common stock owned by you as of the close of business on April 8, 2019 (the “Record Date”). Each share of common stock is entitled to one vote. As of April 8, 2019, we had 15,245,703 shares of common stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1) By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2) By telephone, using any touch-tone telephone to transmit your voting instructions by calling the number specified on your proxy card; or

(3) By mail, by completing, signing and returning your proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the annual meeting?

If you are a registered shareholder, you may vote your shares owned by you as of April 8, 2019, at the annual meeting if you attend in person. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 1:00 a.m., New York time, on June 7, 2019, (3) voting again via the telephone prior to 1:00 a.m., New York time, on June 7, 2019, or (4) voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of all proposals and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact your bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, is considered a routine matter for which brokerage firms may vote without specific instructions. The other matters are not considered routine matters for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of our common stock as of April 8, 2019.

May shareholders ask questions at the annual meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the annual meeting?

In order for us to conduct our annual meeting, at least one-third (1/3) of our issued and outstanding shares of common stock as of April 8, 2019, must be present in person or by proxy at the annual meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.

Where can I find a copy of the proxy materials?

A copy of the proxy materials is available online at http://www.edocumentview.com/SGSA.

How many votes are needed to approve the Company’s proposals?

Proposal 1. Given there is only one nominee this year, more than a majority of the votes cast at the meeting be voted “For” the nominee is required for the election of the director. Shares not voted will have no impact on the election of director. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to the nominee for director.

Proposal 2. The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019, requires that a majority of the votes cast at the meeting be voted “For” the proposal, excluding properly executed proxy card marked “Abstain,” which will not be voted or counted for purposes other than quorum.

Proposal 3. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

Sino-Global Shipping America, Ltd.

PROXY STATEMENT

FISCAL YEAR 2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JUNE 7, 2019

PROPOSAL 1:

ELECTION OF ONE (1) CLASS III DIRECTOR AND DIRECTOR BIOGRAPHIES
(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director in each Class follows. You are asked to vote for the Class III nominee to serve as Class III member of the Board of Directors. The Class III nominee for our Board of Directors has consented to serve if elected, whose term will be from the date of election until 2022. The term of the Class I members of the Board of Directors continues until 2020, and the term of the Class II member of the Board of Directors continues until 2021.

The Class III nominee for election as a Class III member of the Board of Directors to serve a three year term expiring in 2022:
Jing Wang Independent Director Age — 71 Director since 2007

Mr. Wang currently serves as Chief Economist to China Minsheng Banking Corp., Ltd. and has held this position since December 2002. Mr. Wang was a Chinese Project Advisor for the World Bank from 1990 until 1994. From 1998 through 2000, Mr. Wang was the vice director of Tianjin Security and Futures Supervision Office, in charge of initial public offerings and listing companies. Mr. Wang is an independent director for Tianjin Binhai Energy & Development Co. Ltd., (Shenzhen Stock Exchange: 000695); Tianjin Marine Shipping Co., Ltd. (Shanghai Stock Exchange: 600751), and ReneSola Company (London Stock Exchange: SOLA). Mr. Wang received a Bachelor degree in Economics from Tianjin University of Finance and Economics. The Board believes that Mr. Wang’s economics background and experience working with public companies qualify him to serve a director of the Company.

Class II members of the Board of Directors whose terms continue to 2021:
Lei Cao Chief Executive Officer and Director Age — 55 Director since 2001

Mr. Cao is our Chief Executive Officer and a Director. Mr. Cao founded our company in 2001 and has been the Chief Executive Officer since that time. Mr. Cao has been Chief Executive officer of our company since its formation. Prior to founding our company, Mr. Cao was a Chief Representative of Wagenborg-Lagenduk Scheepvaart BV, Holland, from 1992 – 1993, Director of the Penavico-Beijing’s shipping agency from 1987 through 1992, and a seaman for Cosco-Hong Kong from 1984 through 1987. Mr. Cao received his EMBA degree in 2009 from Shanghai Jiao Tong University. Mr. Cao was chosen as a director because he is the founder of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Tieliang Liu Independent Director Age — 59 Director since 2013

Dr. Liu currently serves as the vice president in charge of accounting and finance to China Sun-Trust Group Ltd. and has held this position since 2001. Dr. Liu was a financial controller for Huaxing Group Ltd from 1998 to 2001. From 1996 through 1998, he was the chief accountant of China Enterprise Consulting Co., Ltd. Before working in industry, Dr. Liu taught accounting and finance in a university for more than ten years and has published dozens of books and articles. Dr. Liu is a CPA in China. He received a PhD, master and bachelor degrees from Tianjin University of Finance and Economics. Dr. Liu has been chosen to serve as a director because of his accounting and business knowledge and experience in working with small and medium-sized companies.

Class I members of the Board of Directors whose terms continue to 2020:
Jianming Li Independent Director Age — 61 Director since 2019

Mr. Li is presently a business consultant of Zhanjiang Port (Group) Co., Ltd.. Prior to that, Mr. Li had been a full-time consultant of Baosteel Group Hong Kong Baoyun Company from February 2015 to November 2017, Deputy General Manager of Baosteel Group Hong Kong Baojin Company from November 2010 to February 2015, Deputy General Manager of Purchasing Center and General Manager of Logistics Department of Baosteel Group. Mr. Li graduated with a Bachelor of Engineering Degree in Navigation and Driving from Shanghai Maritime University in 1982. Mr. Li was chosen to serve as a director because of his knowledge and experiences related to shipping logistics industry.

Zhikang Huang Chief Operating Officer and Director Age — 42 Director since 2015

Mr. Huang has been our Chief Operating Officer since 2010. Prior to 2010, he served as Director of Sino-Global Shipping Australia, for which he was responsible for regional operations, marketing and regulation oversight. From 2006 through 2010, Mr. Huang served as our company’s Vice President, with duties focused on company operation and strategy, international shipping and marketing. From 2004 through 2006, Mr. Huang served as our Company’s Operations Manager, and from 2002 through 2004, he served as an operator with our Company. Mr. Huang obtained his degree in English from Guangxi University in 1999. Mr. Huang’s long-time experience with our company qualifies him to serve a director of the Company.

CERTAIN OTHER BOARD INFORMATION

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Leadership Structure

Mr. Lei Cao currently holds both the positions of Chief Executive Officer and Chairman of the Board. These two positions have not been consolidated into one position; Mr. Cao simply holds both positions at this time. The Board of Directors believes that Mr. Cao’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Cao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers, vendors and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company; as such, we deem it appropriate to be able to benefit from the guidance of Mr. Cao as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

For additional information regarding, among other related items, our Board of Directors, Corporate Governance, the Compensation Committee, the Audit Committee and the Corporate Governance Committee and compensation of our named executive officers please see the section titled “BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION.”

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION
OF THE CLASS III NOMINEE TO THE BOARD OF DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP
(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal year 2019 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable primarily as a matter of good corporate governance that the appointment of Friedman LLP be ratified by shareholders.

What services does Friedman LLP provide?

Audit services provided by Friedman LLP for fiscal year 2018 included the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC. In addition, Friedman LLP provided certain services relating to the Company’s quarterly reports.

Will a representative of Friedman LLP be present at the meeting?

One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the shareholders do not ratify the appointment, our Audit Committee will reconsider whether or not to retain Friedman LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in our best interests and the best interest of our shareholders.

What vote is required to ratify this proposal?

This Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting with quorum.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF FRIEDMAN LLP
AS THE COMPANY’S FISCAL YEAR 2019 INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
(ITEM 3 ON THE PROXY CARD)

What am I voting on?

We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2018 as disclosed in the Proxy Statement pursuant to the requirements of Item 402 of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will shareholders vote on named executive officer compensation?

Our current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of shareholders. It is expected that the next such vote will occur at the fiscal year 2020 Annual Meeting of Shareholders.

What vote is required to approve this proposal?

Approval of this Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are shareholders being asked to approve?

The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the shareholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?

Pursuant to Section 14A of the Exchange Act, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

WE RECOMMEND THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY
RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND OTHER RELATED INFORMATION

What if a nominee is unwilling or unable to serve?

Each of the nominees listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

Non-employee directors are entitled to receive $5,000 per quarter. From time to time we may issue securities to our directors as well in compensation for services, but the amount and frequency of such grants is not set. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Corporate Governance Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance Committee’s charter is available on the Company’s website at www.sino-global.net and in print upon request. The Corporate Governance Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance Committee independent?

Yes. All members of the Corporate Governance Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance Committee identify and evaluate nominees for director?

The Corporate Governance Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the corporate governance committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance Committee will consider all candidates recommended by eligible shareholders. An eligible shareholder is a shareholder (or group of shareholders) who owns at least 5% of the Company’s outstanding shares and who has held such shares for at least one year as of the date of the recommendation. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Sino-Global Shipping America, Ltd, 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514:

a recommendation that identifies the name and address of the shareholder and the person to be nominated;

documentation establishing that the shareholder making the recommendation is an eligible shareholder;

the written consent of the candidate to serve as a director of the Company, if elected;

a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

Upon timely receipt of the required documents, the Company’s Secretary will determine whether the shareholder submitting the recommendation is an eligible shareholder based on such documents. If the shareholder is an eligible shareholder, the Corporate Governance Committee may, but is not obligated to, evaluate the candidate and consider such candidate for nomination to the Board of Directors.

If the candidate is to be evaluated by the Corporate Governance Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance Committee:

A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

A director must have a record of professional accomplishment in his or her chosen field; and

A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance Committee consider?

The Corporate Governance Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Zhikang Huang, Chief Operating Officer
Sino-Global Shipping America, Ltd
1044 Northern Boulevard, Suite 305
Roslyn, New York 11576-1514

Does the Company have a Code of Conduct?

The Company has adopted a Code of Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Conduct is available on the Company’s website at www.sino-global.net and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its website.

What are the committees of the Board?

During fiscal year 2018, the Board of Directors had standing Audit, Corporate Governance, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the fiscal year ended June 30, 2018, are shown below.

How often did the Board and the Committees meet in fiscal year 2018?

The Board of Directors met a total of 3 times, at regular meetings, during fiscal year 2018, and took corporate actions in unanimous written consent for 2 times. The Compensation Committee met 2 times and took actions in unanimous written consents for 2 times, the Corporate Governance Committee met 1 time, and the Audit Committee met 4 times during fiscal year 2018. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he was a member during fiscal year 2018. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

Compensation Committee

The members of the Compensation Committee as of June 30, 2018, were:

Ming Zhu*
Tieliang Liu
Jing Wang, Chairman

* Mr. Ming Zhu resigned on December 17, 2018. Currently, Mr. Jianming Li serves as a member of the Compensation Committee to fill in the vacancy left by Mr. Zhu.

The Compensation Committee’s charter is available on the Company’s website at www.sino-global.net and in print upon request. The Compensation Committee’s principal responsibilities include:

Making recommendations to the Board of Directors concerning executive management organization matters generally;

In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code;

Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee as of June 30, 2018, were:

Ming Zhu*

Tieliang Liu, Chairman
Jing Wang

* Mr. Ming Zhu resigned on December 17, 2018. Currently, Mr. Jianming Li serves as a member of the Audit Committee to fill in the vacancy left by Mr. Zhu.

The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Dr. Liu qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

Review and recommend to the directors the independent auditors to be selected to audit the financial statement of the Company;

Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

Review accounting and financial human resources and succession planning within the Company;

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Committee

The members of the Corporate Governance Committee are:

Jianming Li

Tieliang Liu
Jing Wang

All members of the Corporate Governance Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance Committee undertakes to:

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

Management — Business History of Named Executive Officers

For information as to the business history of our Chief Executive Officer, Mr. Cao, and our Chief Operating Officer, Mr. Zhikang Huang, see the section “Proposal 1: Election of Directors” elsewhere in this Proxy Statement. For information as to the business history of our Acting Chief Financial Officer, Ms. Tuo Pan, please see the following paragraph.

Tuo Pan
Acting Chief Financial Officer
Age — 34

Our Acting Chief Financial Officer, Ms. Pan, is a seasoned Certified Public Accountant licensed in Australia. Since 2008, Ms. Pan has overseen the finance and accounting functions of Sino-Global Shipping Australia Pty Ltd. Ms. Pan received her bachelor’s degree in Accounting and Finance and a master’s degree in Advance Accounting from the Curtin University of Technology in Western Australia. From August 2007 to July 2008, Ms. Pan worked as an auditor and project manager of Baker Tilly China Ltd., and participated in various projects from e-Future Information Technology Inc, TMC Education Corporation Ltd, China Ministry of Commerce, etc.

Employment Agreements With The Company’s Named Executive Officers

Sino-Global has employment agreements with each of Mr. Lei Cao, Ms. Tuo Pan and Mr. Zhikang Huang. These employment agreements provide for one-year terms that extend automatically in the absence of termination provided at least 60 days prior to the anniversary date of the agreement. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to provide at least 30 days’ prior notice. In such case during the initial term of the agreement, we would need to pay such executive (a) in the absence of a change of control, two-times of the then applicable annual salary of such executive or (b) in the event of a change of control, three-and-a-half times the then applicable annual salary of such executive. In the event of termination due to death or disability, the payment is equal to two times the executive’s base salary.

We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

Summary Compensation Table

The following table shows the annual compensation paid by us to Mr. Lei Cao, our Chief Executive Officer, Ms. Tuo Pan, our Acting Chief Financial Officer and Mr. Zhikang Huang, our Chief Operating Officer, for the years ended June 30, 2018, and 2017. These individuals were our own named executive officers during this period. No other officer had a salary during either of the previous two years of more than $100,000.

Summary Compensation Table

				Securities-
				based	All other
Name	Year	Salary	Bonus	Compensation	Compensation	Total
Lei Cao,	2018	$180,000	-	$345,000	-	$525,000
Principal Executive Officer	2017	$180,000	-	-	-	$180,000
Tuo Pan,	2018	$60,000	-	$46,000	-	$106,000
Acting Chief Financial Officer	2017	$60,000	-	-	-	$60,000
Zhikang Huang,	2018	$100,000	-	$207,000	-	$307,000
Chief Operating Officer	2017	$100,000	-	-	-	$100,000

Director Compensation (1)

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Tieliang Liu	20,000	0	0	0	20,000
Jing Wang	20,000	0	0	0	20,000
Ming Zhu (former director) (2)	20,000	0	0	0	20,000
Bradley A. Haneberg (former director) (3)	5,000	0	0	0	5,000

(1)	This table does not include Mr. Lei Cao, our Chief Executive Officer, because although Mr. Cao is a director and named executive officer, Mr. Cao’s compensation is fully reflected in the Summary Compensation Table.

(2)	Mr. Zhu resigned on December 17, 2018.

(3)	Mr. Haneberg was appointed as a member of the Board on May 4, 2018 and resigned from the Board on March 20, 2019.

The below table summarizes, as of June 30, 2018, the number of shares of common stock authorized by our shareholders to be issued (directly or by way of issuance of securities exercisable for or convertible into) as incentive compensation to our officers, directors, employees and consultants.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans under the 2008 Incentive Plan approved by security holders	10,000	$7.03	238,903	(1)

Equity compensation plans under the 2014 Incentive Plan approved by security holders	75,000	$1.10	7,370,000	(1)

Equity compensation plans not approved by security holders	-	-	-

(1)	Pursuant to our 2008 Incentive Plan, we are authorized to issue options to purchase 302,903 shares of our common stock. We issued 64,000 options, of which 54,000 options have been exercise or expired as of June 30, 2018. Pursuant to our 2014 Incentive Plan, we are authorized to issue, in the aggregate, 10,000,000 shares of common stock or other securities convertible or exercisable for common stock. We have granted options to purchase an aggregate of 150,000 shares of common stock under the 2014 Incentive Plan in July 2016, among which, options to purchase 75,000 shares of common stock have been exercised. In addition, we have issued, in the aggregate, 600,000 shares of common stock to consultants to our Company in 2014, 660,000 shares of common stock to our officers and directors in 2016, 660,000 shares of common stock to our officers and directors in 2018, 130,000 to three employees in 2017 and 430,000 shares of common stock to three employees in September 2018 under the 2014 Incentive Plan. Accordingly, we may issue options to purchase 238,903 shares under the 2008 Incentive Plan, and we may issue 7,370,000 shares of common stock or other securities convertible or exercisable for common stock under the 2014 Incentive Plan.

Outstanding Equity Awards of Named Executive Officers at Fiscal Year-End

Option Awards (1)

Equity
incentive plan
awards:
	Number of	Number of	Number of
	securities	securities	securities
	underlying	underlying	underlying
	unexercised	unexercised	unexercised	Option	Option
	options (#)	options (#)	unearned	exercise	expiration
Name	exercisable	unexercisable	options (#)	price ($)	date
(a)	(b)	(c)	(d)	(e)	(f)
Lei Cao,
Principal Executive Officer	—	—	—	—	—

Tuo Pan,
Acting Chief Financial Officer	—	—	—	—	—

Zhikang Huang,
Chief Operating Officer	—	—	—	—	—

(1)

Our Company has made stock awards to executive officers. The details are laid out under the beneficial ownership table herein. We have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).

Audit Committee Report And Fees Paid to Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

●	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence; and

●	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June, 2018, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board

/s/ Tieliang Liu, Chairman of the Audit Committee

/s/ Jing Wang, Member of the Audit Committee

/s/ Jianming Li, Member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Who served on the Audit Committee of the Board of Directors?

The members of the Audit Committee as of June 30, 2018 were Ming Zhu, Tieliang Liu and Jing Wang. Mr. Ming Zhu resigned on December 17, 2018. Currently, Mr. Jianming Li serves as a member of the Audit Committee to fill in the vacancy left by Mr. Zhu. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Liu, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.sino-global.net under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal year 2018, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of Friedman LLP and the Company’s Controller, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers those required communication and audit report prepared by the independent registered public accounting firm about the Company’s SEC filings, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the consolidated financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s consolidated financial statements. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Committee under its charter. The Committee meets regularly with the Company’s independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal year 2018?

The Audit Committee has:

reviewed and discussed the audited consolidated financial statements with the Company’s management; and

discussed with Friedman LLP, independent registered public accounting firm for the Company, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required to be provided to Audit Committees, and the Audit Committee has discussed with Friedman LLP its independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal year 2018?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal year 2018.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal year 2018?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during 2018 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

During fiscal years 2018 and 2017, Friedman LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements were $206,000 and $190,000, respectively.

Audit Related Fees

For the year ended June 30, 2018, audit fees related to our S-3 and S-1 filings are $24,721 and $11,200, respectively.

Tax Fees

Tax fees related to tax return preparation amounted to $28,350 and $27,771 during fiscal year 2018 and 2017, respectively.

All Other Fees

The Company has not paid Friedman LLP for any other services in fiscal years 2018 and 2017.

Beneficial Ownership Of Common Stock

This table below reflects the ownership of our common stock by officers, directors and holders of more than five percent of our common stock as of April 8, 2019. Each shareholder’s percentage ownership is based on 15,245,703 shares issued and outstanding as of April 8, 2019.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are exercisable or exercisable within 60 days of the date of this prospectus are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder.

The below table reflects the ownership of our common stock by officers, directors and holders of more than five percent of our common stock. Percentages are based on 15,245,703 shares issued and outstanding as of April 8, 2019.

Name and Address (1)	Title of Class	Amount of Beneficial Ownership	Percentage Ownership

Mr. Lei Cao	Common	2,105,040	13.8%
Ms. Tuo Pan	Common	195,000	1.3%
Mr. Michael Huang	Common	440,000	2.9%
Mr. Jing Wang	Common	130,000	*
Mr. Liu Tieliang (2)	Common	140,000	*
Mr. Jianming Li	Common	0	*
Mr. Yafei Li	Common	119,000	*
Total Officers and Directors (7 individuals)	Common	3,119,040	20.5%

Other Five Percent Shareholders
Mr. Zhong Zhang (3)	Common	1,800,000	11.8%

* Less than 1%.

(1)	Unless otherwise indicated, the individual’s address is c/o Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Roslyn, New York 11576-1514.

(2)	Mr. Liu has received options to purchase 10,000 shares of the Company’s common stock, all of which have vested as of the date herein.

(3)	Mr. Zhang’s address is care of Tianjin Zhiyuan Investment Group Co., Ltd, 10th Floor, Tianwu Huaqing Building, No.22, Jinrong Road, Dasi Industrial Park, Xiqing District Economic Development Zone, Tianjin City, P.R. China, 300385.

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2018 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s Common Stock. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under 17 CFR 240.16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of this section, the Company is not aware of any director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) during the most recent fiscal year.

Availability of Form 10-K and Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514, by calling (718) 888-1814 or via the Internet at www.sino-global.net.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by December 10, 2019. All written proposals should be submitted to: Zhikang Huang, Chief Operating Officer, Sino-Global Shipping America, Ltd., 1044 Northern Boulevard, Suite 305, Roslyn, New York 11576-1514.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

Sino-Global Shipping America, Ltd.

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Proxy — Sino-Global Shipping America, Ltd.

NOTICE OF OFFICIAL YEAR 2019 ANNUAL MEETING OF SHAREHOLDERS

Sino-Global Shipping America, Ltd. at the offices of Pryor Cashman LLP
7 Times Square, New York, New York 10036

At the meeting, we will also report on the Company's performance and operations during the fiscal year ended June 30, 2018 and respond to shareholder questions. A copy of our 2018 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on April 8, 2019. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sino-Global Shipping America, Ltd.

NOTICE OF OFFICIAL YEAR 2019 ANNUAL MEETING OF SHAREHOLDERS

Sino-Global Shipping America, Ltd. at the offices of Pryor Cashman LLP
7 Times Square, New York, New York 10036

At the meeting, we will also report on the Company's performance and operations during the fiscal year ended June 30, 2018 and respond to shareholder questions. A copy of our 2018 Annual Report on Form 10-K is enclosed.

You may vote if you were a shareholder of record on April 8, 2019. Your vote is very important. Whether or not you plan to attend the annual meeting of shareholders, we urge you to vote and submit your proxy by telephone, the internet or by mail. If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy. Thank you for your support.

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Sino-Global Shipping America, Ltd. VOTE

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Online

Go to **www.investorvote.com/SGSA** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., EST, on June 7, 2019.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Fiscal Year 2018 Annual Meeting to be Held on June 7, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/SGSA

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/SGSA**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

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Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the nominees, FOR Proposals 2 and 3:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Sino-Global Shipping America, Ltd. 2019 Annual Meeting

Directions to Sino-Global Shipping America, Ltd. 2019 Annual Meeting are available in the proxy statement, which can be viewed at www.investorvote.com/SGSA.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/SGSA**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Sino-Global Shipping America, Ltd. 2019" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by 10 days before the meeting.